Corporate Overview April 2020 © 2020 DICERNA

Forward-looking Statements This presentation has been prepared by Dicerna Pharmaceuticals, Inc. (“we,” “us,” “our,” “Dicerna,” or the “Company”) and includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Examples of forward-looking statements include, among others, statements we make regarding: (i) the therapeutic and commercial potential of nedosiran (DCR-PHXC), RG6346 (DCR-HBVS), DCR-A1AT and the GalXC™ platform; (ii) expectations that our current cash and future collaborative revenue will fund operations into 2023; (iii) research and development plans and timelines, as well as regulatory pathways and plans, related to nedosiran, RG6346, DCR-A1AT and GalXC; (iv) the potential of Dicerna’s technology and drug candidates in the Company’s research and development pipeline; (v) the Company’s collaborations with Novo Nordisk A/S; Roche; Eli Lilly and Company; Alexion Pharmaceuticals, Inc.; Boehringer Ingelheim International GmbH; and (vi) the Company’s strategy, business plans and focus. The process by which an early-stage investigational therapy such as nedosiran and an early-stage platform such as GalXC could potentially lead to an approved product is long and subject to significant risks. Applicable risks and uncertainties include, but are not limited to those risks identified under the heading "Risk Factors" included in the Company’s most recent Form 10-K filing and in other subsequent filings with the Securities and Exchange Commission. These risks and uncertainties include, among others, the impact to, and potential for delays in, the current and future conduct of the business of the Company, its clinical programs and operations as a result of the COVID-19 pandemic; the cost, timing and results of preclinical studies and clinical trials and other development activities; the likelihood of Dicerna’s clinical programs being executed within timelines provided and reliance on the Company’s contract research organizations and predictability of timely enrollment of subjects and patients to advance Dicerna’s clinical trials; the potential for future data to alter initial and preliminary results of early-stage clinical trials; the unpredictability of the duration and results of the regulatory review of Investigational New Drug (IND) applications and Clinical Trial Applications that are necessary to continue to advance and progress the Company’s clinical programs and the regulatory review of submissions relevant to regulatory agencies for marketing approvals, including New Drug Applications (NDAs); market acceptance for approved products and innovative therapeutic treatments; competition; the possible impairment of, inability to obtain and costs of obtaining needed intellectual property rights; possible safety or efficacy concerns that could emerge as new data are generated in R&D; that the Company may not realize the intended benefits of its collaborations; general business, financial and accounting risks; and the risks and potential outcomes from litigation. Dicerna is providing this information as of this date and does not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise. Additional information concerning Dicerna and its business may be available in press releases or other public announcements and public filings made after the date of this information. Dicerna™, GalXC™ and PHYOX™ are trademarks of Dicerna Pharmaceuticals, Inc. 2 ©2020 DICERNA

Dicerna Vision and Strategy VISION STRATEGY Develop and commercialize our core Maximize the impact high-probability-of-success programs either alone or in collaboration of RNAi on medicine with partners Broadly enable the use of our GalXC™ technology by collaborating with therapeutic area leaders on non-core opportunities 3 ©2020 DICERNA

Dicerna Pipeline of Core and Collaborative Programs

	CANDIDATE	TARGET INDICATION	DISCOVERY/ RESEARCH	PRECLINICAL	CLINICAL PROOF-OF-CONCEPT TRIALS	REGISTRATION TRIALS	DICERNA'S PRODUCT RIGHTS
Dicerna Core Programs	Nedosiran (DCR-PHXC)	Primary Hyperoxaluria	ORPHAN	ORPHAN	ORPHAN	ORPHAN	100%
	RG6346* (DCR-HBVS) Roche	Hepatitis B Virus	PREVALENT	PREVALENT	PREVALENT		U.S. opt-in
	DCR-A1AT	A1AT Liver Disease	ORPHAN	ORPHAN	ORPHAN		100%
	DCR-undisclosed	Undisclosed	PREVALENT				100%

*Under its agreement with Roche, Dicerna has the option to co-fund pivotal development for heightened royalties and co-promotion rights in U.S.

ORPHAN PREVALENT

Boehringer Ingelheim
- NASH
- 1 target
- Discovery/Research

Alexion
- Complement-mediated
- 4 targets
- Initially two targets; ALXN exercised option for two more targets in Dec. 2019

Lilly
- Cardiometabolic (CM; liver and non-liver), neurodegeneration and pain
- Up to 8 CM targets
- DRNA retains rights to certain neuro orphan indications
  - First IND/CTA expected late 2020 (LY3561774)
  - March 2020: LY3819469 (DCR-CM2) advances to LLY preclinical pipeline

Roche
- HBV infection
- RG6346 and multiple potential targets
- DRNA option to co-fund dev. and co-promote in U.S.
- ***Discovery/Research anticipated 2020 start***

novo nordisk
- Liver-related cardiometabolic diseases
- 30+ potential targets
- 2 Novo programs: DRNA opt-in
- DRNA retains rights to 2 new orphan programs (Novo retains opt-in rights)
- ***Initial targets selected***

Currently active discovery or preclinical-stage liver program

Currently active discovery or preclinical-stage non-liver program

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Dicerna

The Foundation of Our Value Delivery agents GalXC RNAi trigger • Proprietary, patented RNA interference (RNAi) technology with potential to extend to diverse tissues beyond the liver • Clinically compelling pharmaceutical properties Subcutaneously delivered → convenient administration Long duration of action → infrequent dosing High target specificity → predictable activity High therapeutic index → broad applicability Established manufacturing → scalable 5 ©2020 DICERNA

Multiple Upcoming Milestones*  Nedosiran: First multidose results from PHYOX3 open-label clinical trial  Nedosiran: PHYOX2 pivotal clinical trial enrollment completion – timing TBD  RG6346: Phase 1 proof-of-concept data from all existing cohorts – August 2020 R&D Day  GalXC: Present data for extending GalXC technology to additional tissues – August 2020 R&D Day  Nedosiran: Present updated multidose data from PHYOX3 open-label clinical trial – rescheduled OxalEurope Meeting  Collaborative Program: IND or CTA filing for LY3561774 – late 2020  DCR-A1AT: First patient dosing in Phase 1/2 trial – timing TBD  Nedosiran: PHYOX2 last patient out – timing TBD * Based on changes at trial sites related to COVID-19, on March 26, 2020, Dicerna withdrew its previous expectation for enrollment completion timing. Dicerna will provide a revised timing estimate for PHYOX2 enrollment completion at a later date, and evaluate its potential effect on timing of subsequent activities, such as the nedosiran NDA submission. Dicerna is continuing to evaluate the impact to future studies of nedosiran and future activities in its other clinical trials and development programs. The Company expects to provide a further update when it announces its first quarter 2020 financial results. 6 ©2020 DICERNA

Primary Hyperoxaluria 7 ©2020 DICERNA

Primary Hyperoxaluria (PH) A family of ultra-rare, life-threatening genetic disorders resulting in renal complications • Three known types of PH, each resulting from a mutation in one Known Types of Primary Hyperoxaluria of three different genes, cause enzyme deficiencies manifesting PH1 PH2 PH3 Genetic mutation Genetic mutation Genetic mutation in overproduction of oxalate AGXT GRHPR HOGA1 • Abnormal production and GO accumulation of oxalate leads to: - Recurrent kidney stones LDHA Nedosiran - Nephrocalcinosis (deposition of calcium in the kidney) Oxalate - Chronic kidney disease that may progress to end-stage renal Calcium disease, requiring regular dialysis oxalate and transplant (dual liver-kidney crystallization or kidney) - Systemic oxalosis, which also impacts the heart, skin, eyes, bones Impacted by Kidney Kidney systemic stones function • Dicerna’s nedosiran silences LDHA, oxalosis preservation the ultimate step in the oxalate production pathway GO = glycolate oxidase LDHA = lactate dehydrogenase A 8 ©2020 DICERNA

PHYOX1: Phase 1 Single-Dose Study of Nedosiran in PH1 and PH2 Participants 14/18 participants achieved normalization or near-normalization PHYOX1: Mean Urinary Oxalate Levels by Dose* 3.0 PHYOX1 open-label study included: 3.0 mg/kg • ) 6.0 mg/kg • 18 participants dosed: PH1 hr 2.5 (n=15) and PH2 (n=3) 2.0 ̶ Genetically confirmed diagnosis SEM ± ̶ Uox ≥0.7 mmol/24hr 1.5 2 ̶ eGFR ≥30 mL/min/1.73m Mean 1.0 • 1.5, 3.0, 6.0 mg/kg doses ≥0.46 & <0.60 near-normal delivered subcutaneously Content Uox (mmol/24 0.5 <0.46 normal • Normalization or near-normalization 0.0 in 60%, 83% and 100% of PH1 0 8 15 29 43 57 71 85 99 155 183 197 239 253 281 379 Nedosiran Days After Single Dose patients at doses of 1.5, 3.0 and 6.0 Day One mg/kg, respectively Pts. Reaching Normalization Max Reduction Uox (%) • 2 of 3 PH2 patients with PH Type Dose (mg/kg) or Near-Normalization (%) Mean (range) normalization or near-normalization 1.5 (n=5) 3 (60) 51 (28-72) • The only drug-related AEs were mild PH1 3.0 (n=6) 5 (83) 72 (62-80) to moderate injection-site reactions 6.0 (n=4) 4 (100) 72 (35-100) 1.5 (n=1) 0 (0) 39 • No drug-related SAEs were observed PH2 3.0 (n=2) 2 (100) 54 (42-66) *Days with at least two values ClinicalTrials.gov: NCT03392896 9 ©2020 DICERNA

PHYOX3: Open-Label Multidose Study of Nedosiran Analysis of preliminary interim data in March 2020 • PHYOX3 long-term, multidose, open-label rollover extension trial ongoing - 14 participants enrolled as of preliminary analysis - 4 participants had received at least three monthly doses of nedosiran • Nedosiran appeared well tolerated, with AE profile comparable to that observed in the PHYOX1 Phase 1 clinical trial - No injection-site reactions - No drug-related severe AEs - 2 serious AEs determined by investigator to be unrelated to the study drug • Normalization or near-normalization of urinary oxalate levels achieved on at least two visits for all 4 patients receiving at least three monthly doses - Normal and near-normal urinary oxalate levels defined as <0.46 mmol and ≥0.46 to <0.6 mmol, respectively, during a 24-hour period • Multidose data expected to be presented at rescheduled OxalEurope Meeting 10 ©2020 DICERNA

Nedosiran Clinical Trial Program to NDA Filing

Coordinated program of clinical trials to support a broad label in PH

Pivotal Study Package

Trial	Description/Details	Status	PH Type
PHYOX™2	Study 201: Pivotal, double-blind, randomized, placebo-controlled trial (2:1 randomization) Monthly fixed-dose, enabling prefilled syringes at launch	Enrolling n=~36	1,2
PHYOX™3	Study 301: Long-term, multi-dose, open-label extension; rollover study open to all patients in PHYOX trials	Enrolling	1,2,3

Additional Supportive Studies

PHYOX™4	Study 104: Single-dose open-label study in patients with primary hyperoxaluria type 3 (PH3)	Enrollment TBD†	3
PHYOX™7	Study 204: Multi-dose trial in patients (birth to adult) with PH and end-stage renal disease (ESRD)	Enrollment TBD†	1,2
PHYOX™8	Study 203: Open-label study in children 2-5 yrs	Enrollment TBD†	1,2

Due to impacts from the COVID-19 pandemic announced on March 26, 2020, Dicerna is evaluating the timing for PHYOX2 enrollment completion and the impact to future studies of nedosiran. The Company expects to provide a further update when it announces its first quarter 2020 financial results.

†Initiation subject to regulatory approvals.

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Nedosiran: The Only RNAi Drug Candidate in Development for All PH Types High unmet medical need across all PH types can be addressed Genetics of PH All Known PH1 PH2 PH3 Physician PH Types Patient & Education Caregiver Genetic prevalence 8.23 5.08 12.58 25.89 Support (per million) US 2,681 1,655 4,098 8,434 Availability of Nedosiran EU 2,607 1,609 3,986 8,202 Estimated Prevalent 5,288 3,264 8,084 16,636 Population (U.S. + EU) • Dicerna estimates nedosiran peak sales between $500M and $1B Pre- and post-launch activities will improve • Dicerna to seek collaborative partner for commercialization ex-U.S. diagnosis across all PH types J Am Soc Nephrol. 2015 Oct;26(10):supp, and applied to population sizes 12 ©2020 DICERNA

Chronic Hepatitis B Virus Infection 13 ©2020 DICERNA

Hepatitis B: A Severe, Global Unmet Medical Need • Significant worldwide prevalence: ~292 million infected • Causes more than 887,000 deaths per year • Current treatments are rarely effective in achieving functional cures • Dicerna is collaborating with Roche to develop RG6346 (DCR-HBVS) and potentially other agents for the treatment of HBV the treatment Electron micrograph of HBV showing infectious viral particles (~42 nm) and non-infectious sub-viral “decoy” particles (~22 nm) and filaments Sources: Global prevalence, treatment, and prevention of hepatitis B virus infection in 2016: a modelling study. The Lancet Gastroenterology and Hepatology. Volume 3, Issue 6, June 2018, Pages 383-403. World Health Organization. Finding a cure for hepatitis B: are we close? https://www.who.int/hepatitis/news-events/hbv-cure-overview/en/. Accessed Dec. 30, 2019. 14 ©2020 DICERNA

GalXC RNAi May Play a Key Role in Establishing a Functional HBV Cure

Organization of the HBV genome enables effective RNAi targeting of multiple viral functions

The Promise of RNAi for HBV

- RNAi can simultaneously inhibit multiple viral activities due to overlapping transcripts
- RNAi can target all viral transcripts from cccDNA and integrated genomes

Current HBV Therapies Are Inadequate

- Functional cure of chronic HBV would be the best treatment outcome
  - Defined by the lack of detectable HBsAg in serum (often associated with seroconversion to anti-HBsAg+)
- Interferons and NUCs are the only approved therapies, but offer very low functional cure rates

Overlapping mRNAs and protein-coding regions enable targeting multiple HBV genes and proteins with a single GalXC trigger



RG6346
target site
S gene (HBsAg):
Surface protein.
Hepatocyte entry;
Immune decoy
P gene:
Polymerase.
Viral genome
production
viral genome
C gene:
Core protein.
Capsid assembly;
E antigen secretion
X gene:
Epigenetic
maintenance
of viral genome
viral mRNA transcript
AAAAA
AAAAA
AAAAA
AAAAA

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Single-Dose GalXC-HBVS Reduced HBsAg to Below Lower Level of Detection Striking pharmacodynamic differences between targeting in the S alone vs. S and X ORFs in preclinical model HDI-HBV HDI-HBV Plasmid Model Vehicle control • Immunohistochemical (cccDNA-dependent) staining of mouse liver sections for HBV Core 100 Protein reveals differential Vehicle control subcellular localization in 10 S and X the HDI-HBV plasmid model SEM - genes targeted 1 X targeted • Silencing of X gene leads to 0.1 nuclear localized Core Only S %HBsAg +/ %HBsAg GalXC-HBVS Protein likely driving (Normalized to d0) gene targeted 0.01 additional S expression 2/3 BLOQ 3/3 BLOQ 0.001 • These results have been -1 0 1 2 3 4 5 6 7 8 9 10 11 12 reproduced using alternative GalXC-HBVS 3mg/kg qWx3 Time (weeks) guide strand sequences (i.e., different mRNA binding sites) for both GalXC-HBVS • GalXC-HBVS: ≥3.9 log reduction, long duration of activity and GalXC-HBVX • X gene targeted: 3.0 log reduction, shorter duration of activity 16 ©2020 DICERNA

RG6346 (DCR-HBVS) Clinical Program for Proof of Concept

Includes placebo-controlled studies in both NUC-naïve and NUC-experienced patients

Three-Part Study in Healthy Volunteers and Patients With Chronic HBV Infection

Group A	Placebo-controlled, single-ascending-dose study in healthy volunteers	Completed n=30	RG6346 dose cohorts: 0.1, 1.5, 3.0, 6.0, 12.0 mg/kg
Group B	Placebo-controlled, single-dose study in patients with no prior use of nucleoside or nucleotide analogue (NUC) therapy (NUC-naïve) with chronic HBV infection	Dosing n=8	RG6346 dose cohort: 3.0 mg/kg (NUCs initiated after 12 wks)
Group C	Placebo-controlled, multiple-ascending-dose study in NUC-experienced patients with chronic HBV infection	Dosing n=18 Enrolling 6.0 mg/kg cohort	RG6346 dose cohorts: 1.5, 3.0, 6.0 mg/kg; 4 monthly doses

- Patients with ≥1 log HBsAg suppression will continue in observational follow-up after 12 weeks in Group B, 16 weeks in Group C. Groups B and C are now represented in extended follow-up phase.
- Data expected to be presented at R&D Day event in August 2020

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Alpha-1 Antitrypsin Deficiency- Associated Liver Disease 18 ©2020 DICERNA

Alpha-1 Antitrypsin Deficiency-Associated Liver Disease

Most disease is caused by a single missense allele that forms aggregates in hepatocytes

- Alpha-1 antitrypsin (A1AT): predominantly produced in liver and secreted into blood
- Pi*ZZ genotype of the *SERPINA1* gene affects 95% of patients with A1AT deficiency
- The Z-allele of the *SERPINA1* gene produces an abnormal form of the protein, which can form pathological aggregates in hepatocytes
  - Abnormal A1AT protein aggregates accumulate in liver, triggering injury cascade that can lead to liver disease
  - Lack of normal A1AT protein can lead to lung disease, especially in smokers


α1-Antitrypsin Deficiency
Z mutation Glu342→Lys342
Polymerization of α1-antitrypsin
Intracellular accumulation
neonatal hepatitis, liver cirrhosis
A
B
Plasma deficiency
early-onset emphysema
Toxic gain of function
Loss of function deficiency

Janciauskiene et al. 2013: Acute Phase Proteins

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Activity of DCR-A1AT in Mice and Non-Human Primates

Potency and duration of action

Z-AAT Protein Knockdown in PiZ Mice



PBS
3.0 mg/kg
10.0 mg/kg
Relative Z-AAT Protein Concentration
Mean ± SEM
125
100
75
50
25
0
0
1
2
3
4
5
6
7
8
9
Single
Subcutaneous Dose
Weeks Post-Dose

A1AT Protein Knockdown in Monkeys



3.0 mg/kg
10.0 mg/kg
Relative A1AT Protein Concentration
Mean ± SEM
125
100
75
50
25
0
0
2
4
6
8
10
12
14
16
18
20
22
24
Single
Subcutaneous Dose
Weeks Post-Dose

- Sustained, dose-dependent knockdown of A1AT protein in both mice and monkeys

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DCR-A1AT Clinical Program for Proof of Concept Part of larger clinical plan to achieve a rapid path to approval Two-part study: Single-ascending-dose (SAD) in healthy volunteers (HVs) and multiple-ascending-dose (MAD) in patients with A1AT deficiency-associated liver disease • HVs: SAD study, placebo-controlled, up to 36 participants - 5 dose cohorts: 0.1, 1.0, 3.0, 6.0, 12.0 mg/kg, with a potential additional cohort - Overlapping cohorts - PK/PD data will be used to determine MAD regimen • Patients with A1AT deficiency-associated liver disease: MAD study, up to 24 patients - 2-3 dose cohorts: dose levels dependent on PK/PD data from HVs - 2-4 doses to be administered within a 13-week period • Future pause in enrollment anticipated during COVID-19 pandemic We believe the Phase 1/2 program will enable a pivotal trial without additional studies 21 ©2020 DICERNA

Corporate Collaborations 22 ©2020 DICERNA

Enhancing Value Through GalXC Collaboration Strategy Successive collaborations increasing in scope and value $175M upfront $75M total annuals $200M upfront $50M equity • RG6346 (DCR- • 30+ potential HBVS) and multiple targets for liver- potential HBV- related CM diseases $100M upfront related targets $100M equity • 2 Novo programs: DRNA option to co- • DRNA opt-in • Up to 8 fund development cardiometabolic and co-promote in • DRNA retains rights to 2 new orphan $22M upfront (CM) targets, liver U.S. programs (Novo $15M equity and non-liver retains opt-in rights) • 4 complement- • Neurodegeneration, Scope, Responsibility, Value Scope, Responsibility, $10M upfront mediated targets pain targets • 1 NASH target Dicerna retains opt-in rights • $20M option • DRNA retains rights • $5M option exercised to certain neuro exercised orphan indications 2017 2018 2019 23 ©2020 DICERNA

Summary 24 ©2020 DICERNA

Elements of Portfolio Strategy We seek to generate value across the full spectrum of GalXC clinical applications Core Programs Collaborative Programs Highest Lower Resource Resource Investment Investment Cardiometabolic and Liver-related • Primary hyperoxaluria Diseases • HBV (U.S. opt-in) Chronic HBV Infection • Alpha-1 antitrypsin deficiency- associated liver disease Cardiometabolic Neurodegeneration Pain • Undisclosed liver program Complement-mediated Diseases • Novo Nordisk program (U.S. opt-ins) NASH • Future programs beyond the liver Value Value-Add Retention 25 ©2020 DICERNA

Strong Cash Position Provides Runway Through Commercialization Additional cash upside expected from collaboration milestones and potential royalties on product sales • Company well capitalized with approximately $720 million in unaudited cash, cash equivalents and marketable securities as of February 29, 2020 • We expect our current cash and estimated future proceeds from existing collaborations will fund operations into 2023* *Expectations provided by Dicerna in its press release dated March 26, 2020 and are current as of this date. Dicerna disclaims any obligation to update or reaffirm expectations and only provides guidance in a Regulation FD compliant manner. 26 ©2020 DICERNA

Multiple Upcoming Milestones*  Nedosiran: First multidose results from PHYOX3 open-label clinical trial  Nedosiran: PHYOX2 pivotal clinical trial enrollment completion – timing TBD  RG6346: Phase 1 proof-of-concept data from all existing cohorts – August 2020 R&D Day  GalXC: Present data for extending GalXC technology to additional tissues – August 2020 R&D Day  Nedosiran: Present updated multidose data from PHYOX3 open-label clinical trial – rescheduled OxalEurope Meeting  Collaborative Program: IND or CTA filing for LY3561774 – late 2020  DCR-A1AT: First patient dosing in Phase 1/2 trial – timing TBD  Nedosiran: PHYOX2 last patient out – timing TBD * Based on changes at trial sites related to COVID-19, on March 26, 2020, Dicerna withdrew its previous expectation for enrollment completion timing. Dicerna will provide a revised timing estimate for PHYOX2 enrollment completion at a later date, and evaluate its potential effect on timing of subsequent activities, such as the nedosiran NDA submission. Dicerna is continuing to evaluate the impact to future studies of nedosiran and future activities in its other clinical trials and development programs. The Company expects to provide a further update when it announces its first quarter 2020 financial results. 27 ©2020 DICERNA

28 ©2020 DICERNA